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                            SPACE REDUCTION AGREEMENT


DATE:                            JUNE, 1999

LANDLORD:                        FEDERAL STORAGE WAREHOUSE, INC.
                                 A. New Jersey Corporation
                                 (Successor in interest to Center Realty, L.P.)
                                 300 Raitan Central parkway
                                 P.O. Box 7815
                                 Edison, New Jersey 08818-7815

TENANT:                          LEADING EDGE PACKAGING, INC.
                                 A Delaware Corporation
                                 176 Northfiled Avenue
                                 Edison, New Jersey 08837

EXISTING PREMISED:               Approximately 65,594 square feet of gross space
                                 Located within Building #409
                                 176 Northfiled Avenue
                                 Raritan Center Business Park
                                 Edison, New Jersey 08837

REDUCED PREMISES:                Approximately 33,408 square feet of gross space
                                 Located within Building #409
                                 176 Northfiled Avenue
                                 Raritan Center Business Park
                                 Edison, New Jersey 08837

BASE NET RENT FOR THE
REDUCED PREMISES:                $12,528.00 per month net

PRIOR AGREEMENTS
IN EFFECT:                       Lease dated August, 1996
                                 Spaced Expansion Agreement dated August, 1997
                                 Spaced Expansion Agreement dated December, 1997
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The Landlord and the Tenant hereby agrees to the terms of this Agreement.

         1. The Tenant is currently occupying the Existing Premises under the terms of the Prior Agreements.

         2. The Tenant shall vacate and deliver possession of approximately 32,186 square feet of gross space within the Existing Premises to the Landlord no later than the end of the day on June 30, 1999. The Tenant shall pay all rent and additional rent related to that square feet of space due through June 30, 1999. The Tenant's premises, therefore, shall be reduced to


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approximately 33,408 square feet of space as shown on the plan attached hereto as "Exhibit A" (the "reduced Premises").

         3. Beginning on July 1, 1999, and continuing through the end of the Term on October 31, 2001, the Tenant shall pay the Base Net Rent as set forth above and its percentage of Additional Rent as per the terms of clause 2 of the Lease dated August, 1996. An estimate of the Tenant's monthly additional rent expenses is attached hereto as "Exhibit B."

         4. With regard to the 32,186 square feet of space to be vacated, per the terms of this Agreement, the Tenant, at its own expense, shall comply with the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. ("ISRA"), effecting all steps necessary to obtain one of the following from the New Jersey Department of Environmental Protection ("NJDEP").

                  a)  an approval of a nonapplicability application;
                  b)  an approval of a Negative Declaration; or
                  c)  an approval of a completed cleanup.

The Tenant shall promptly provide the Landlord with copies of all communications between the Tenant and the NJDEP. The Landlord shall assist the Tenant in connection with the preparation of any documentation required in connection with the compliance with ISRA.

         5. Upon signing this Agreement, the Tenant shall pay to the Landlord the sum of $17,833.00 representing the unauthorized real estate commissions and attorneys' fees.



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         6. Except as specifically amended herein, all of the terms of the Prior
Agreement shall remain in effect and shall apply to the Reduced Premises.

         7. This Agreement binds the Landlord and all parties which rightfully succeed to its rights or take its place. This agreement binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease.

         8. This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.


WITNESS/ATTEST:                                LANDLORD/FEDERAL STORAGE
                                               WAREHOUSE, INC.


------------------------                       ------------------------------
By: Bernadette Grabowski                       By: Peter Visceglia
                                                   President



WITNESS/ATTEST:                                TENANT/LEADING EDGE
                                               PACKAGING, INC.


-------------------------                      ----------------------------
By:                                            By:




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                      TO SPACE REDUCTION AGREEMENT BETWEEN

                                       AND
                          LEADING EDGE PACKAGING, INC.


The Premises and the specifications related thereto are shown on the plans entitled Area to be Vacated by Leading Edge 176 Northfiled Avenue Building 409, prepared by David Cochran, dated June 9, 1999.

The Landlord, at the Landlord's cost, shall perform the work as specified on the plan attached hereto.